                                                                    Exhibit 4(j)

                                Kemper Investors Life Insurance Company

SCUDDER DESTINATIONS II         Overnight Mail: Zurich Life Insurance Company,
                                                200 W Monroe Suite 200
                                                Attn: Lockbox Processing Dept
                                                5021, Chicago, IL 60606

 Please Print Clearly           Regular Mail:   Zurich Life Insurance Company
                                                135 LaSalle Street Dept.5021,
                                                Chicago, IL 60674

 1. Owner
===============================================================================================

 -------------------------------------------------     ------------------------------------
 Name (First, Middle, Last) or Name of Trust            Social Security/Tax I.D. Number

 -------------------------------------------------     ------------------------------------
 Street Address                                        Date of Birth/Trust

 -------------------------------------------------     [_]  Male   [_] Female
 City, State, Zip
 ( )
 -------------------------------------------------     ------------------------------------
 Daytime Telephone                                     E-mail Address (Optional)
 ------------------------------------------------------------------------------------------
 2. Joint Owner
===============================================================================================

 -------------------------------------------------     ------------------------------------
 Name (First, Middle, Last)                            Social Security/Tax I.D. Number

 -------------------------------------------------     ------------------------------------
 Street Address                                        Date of Birth

 -------------------------------------------------     [_]  Male   [_] Female
 City, State, Zip
 ( )
 -------------------------------------------------
 Daytime Telephone
 ------------------------------------------------------------------------------------------
 3. Annuitant
===============================================================================================

 -------------------------------------------------     ------------------------------------
 Name (First, Middle, Last)                            Social Security/Tax I.D. Number

 ------------------------------------                  [_] Male    [_] Female
 Date of Birth
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 4. Joint Annuitant
===============================================================================================

 -------------------------------------------------     ------------------------------------
 Name (First, Middle, Last)                            Social Security/Tax I.D. Number

 ------------------------------------                  [_] Male    [_] Female
 Date of Birth
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 5. Beneficiaries (For Additional Beneficiaries, use Section 17):
===============================================================================================
 *  If there Joint Owners, the survivor is always the Primary Beneficiary. If Beneficiary is a trust, provide the date of when the trust was established. All Beneficiaries'
    allocations must total 100%.

 Name               Primary or Contingent       Relationship to Owner     Allocation

 ------------------ --------------------------- ------------------------ ------------------ %
 ------------------ --------------------------- ------------------------ ------------------ %
 ------------------ --------------------------- ------------------------ ------------------ %
 ------------------ --------------------------- ------------------------ ------------------ %
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 6. Initial Payment
===============================================================================================
 $ --------------------------------------------------------------------------------------------
              (Make check payable to Kemper Investors Life Insurance Company)
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 7. Type of Plan to Be Issued
===============================================================================================
    [_] Non-qualified  [_] Non-qualified Def. Comp [_] SEP-IRA  [_] 401 (K) Profit Sharing
    [_] 401 (a) Pension/Profit Sharing
    [_] Roth IRA       [_] 403 (b) TSA             [_] IRA      [_] 457 Def. Comp
    [_] Charitable Remainder Trust
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 8. Optional Riders
===============================================================================================
 I/We elect the following and understand there is/are additional charge(s):

   [_] Earnings Based Death Benefit Rider   GRIB- Guaranteed Retirement Income Benefit
   [_] Value Credit Rider
                                            [_] 7 Year
                                            [_] 10 Year
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

L-8744                                                                   Dest-10

 9. Allocation of Payment:

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Alger                           Scudder(continued)             Scudder(continued)                    Kemper Investors Life Ins. Co.
______ %  Balcd                 ________ % Cont Val            ______ % Strge Inc                    ______ % Fxd Acct
______ % I.v All Cap            ________ % Glb Bl Chp          ______ % Tech Gro                     ______ % 3 mos. DCA
Credit Suisse Warburg           ________ % Glb Disc            ______ % Total Ret                    ______ % 6 mos. DCA
Pincus Trust                    ________ % Gov Sec             ______ % 21st Cent Gro                ______ % 12 mos. DCA
______ % Em Mkts                ________ % Growth              SVS (subadvised)                      ______ % 18 mos. DCA
______ % Glb Pst Vtr Cp         ________ % Gro & Inc           ______ % SVS Drm Fin (Dreman)
Dreyfus                         ________ % Health Sens         ______ % SVS Drm Hi (Dreman)         GPA's
______ % Mid Cp Srk             ________ % High Yld            ______ % SVS Dynmc Gro (Invesco)      ______ % 1 Yr  _____ %  6 Yr
______ % Soc Rp Gro             ________ % Int'l               ______ % SVS Fc LC Gro (Eagle)        ______ % 2 Yr  _____ %  7 Yr
                                ________ % Int'l Rsrch         ______ % SVS Foc Val + Gro (ZSI/Jnsn) ______ % 3 Yr  _____ %  8 Yr
Invesco                         ________ % Inv Grd Bd          ______ % SVS Gro & Inc (Janus)        ______ % 4 Yr  _____ %  9 Yr
______ % VIF Utilities          ________ % Money Mkt I         ______ % SVS Gro Opp (Janus)          ______ % 5 Yr  _____ % 10 Yr
Scudder                         ________ % Money Mkt II        ______ % SVS Indx 500 (Deutsche)
______ % Agg Gro                ________ % New Euro            ______ % SVS MC Gro (Turner)
______ % BL Chip                ________ % SC Grow             ______ % SVS Strgc Eq (Oak)
______ % Cap Gro                ________ % SC Val              ______ % SVS Ventr Val (Davis)
                                                                        (All allocations above must total 100%, $500 min.per
                                                                        account.)
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

 10. Dollar cost Averaging (For Additional Subaccounts, use Section 17):

------------------------------------------------------------------------------------------------------------------------------------
  (Not available with Automatic Account Rebalancing, DCA is not allowed from any GPAs.)
  [_] Please transfer $ __________________  from _____________________  OR  [_] Please transfer interest only from the Fixed Account
                         ($100 minimum)          (enter one Subaccount          (must maintain a $10,000 balance and
                                                 or the fixed Account)          continue DCA for at least one year)
------------------------------------------------------------------------------------------------------------------------------------
  Transfer To:                                                                    Frequency: Every  [_] 1  [_] 3 Months
          Subaccount #                               Percent
                                                                             Beginning:           / /
  _________________________________  __________________________________ %                  ----------------
  _________________________________  __________________________________ %    Unless otherwise specified, DCA will occur each
  _________________________________  __________________________________ %    period on the date the contract/certificate is issued
  _________________________________  __________________________________ %
                                                                             All allocations must total 100%
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

 11. Systematic Accumulations:

------------------------------------------------------------------------------------------------------------------------------------
 [_] I authorize automatic deductions of $ __________________ from my              Frequency: Every  [_]1  [_]3  [_]6  [_]12 Months
                                           ($100 minimum)
     bank account to be applied to this contract beginning each period             Beginning:           / /
                                                                                                ----------------
     on the date the contract/certificate is issued, unless otherwise specified.  Please attach a voided check or voided withdrawal slip.
------------------------------------------------------------------------------------------------------------------------------------

 12. Systematic Withdrawals (For Additional Subaccount, use Section 17):

------------------------------------------------------------------------------------------------------------------------------------
 [_] Please withdraw $ _______________                                    Frequency: Every  [_]1  [_]3  [_]6  [_]12 Months
                        ($100 minimum)
                                                                          Beginning:           / /
                                                                                       ---------------
 Withdrawal from:                                                         See form for automatic 70 1/2 minimum distributions.
         Subaccount #                               Percent               Withdrawals before age 59 1/2 may be subject to a 10%
                                                                          IRS penalty. Please consult your tax advisor.
 _________________________________  __________________________________ %  Funds allocated to a GPA are subject to a Market
 _________________________________  __________________________________ %  Value Adjustment unless withdrawals are taken within
 _________________________________  __________________________________ %  30 days after the end of a Guarantee Period.
 _________________________________  __________________________________ %  [_] I wish to use Electronic Funds Transfer (Direct
                                                                              Deposit). I authorize Kemper Investors Life Insurance
         [_] Do not withhold federal income taxes.                            Company (KILICO) to correct electronically any over-
 Please: [_] Do withhold at 10% of ______________ (%)                         payments or erroneous credits made to my account.
                                                                          Please attach a voided check tor voided deposit slip.
------------------------------------------------------------------------------------------------------------------------------------

 13. Automatic Asset Rebalancing

------------------------------------------------------------------------------------------------------------------------------------
 (Not available concurrently with DCA)
 [_] I elect Automatic Asset Rebalancing (AAR) among the above accounts    Frequency: Every  [_]1  [_]3  [_]6  [_]12 Months
     (excluding Fixed, GPA's and the Money Market II subaccount.)          Beginning:           / /
                                                                                        ---------------
Unless otherwise specified, rebalancing will occur each period on the date the contract/certificate is issued to the allocation selected in section 9 of this application.
------------------------------------------------------------------------------------------------------------------------------------

  14. "Protect Your Future" Program:

[_] Allocate a portion of my initial payment to the ___________ year GPA such that, at the end of the Guarantee Period, the GPA will have grown to an amount equal to the total initial payment assuming no withdrawals or transfers of any kind. The remaining balance will be applied as indicated in section 9.
--------------------------------------------------------------------------------
  15. Telephone Authorization:

I authorize and direct Kemper Investors Life Insurance Company (KILICO) to accept telephone instructions from the owner, active representative, and the individual listed below to effect transfers and/or future payment allocation changes. I agree to hold harmless and indemnify KILICO and its affiliates and their collective directors, employees and representatives against any claim arising from such action.

Name __________________________________________   __/__/____   [_] I do not accept this telephone transfer privilege.
                                                    Birthdate

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  16. Replacement

  Do you have any existing annuity contracts or life insurance policies? [_] No
  [_] Yes
  Will any existing life insurance or annuity be replaced or will values from another insurance policy or annuity (through loans, surrenders or otherwise) be used to pay premiums for the policy applied for?
  [_] No [_] Yes If yes, indicate company name and policy number________________
--------------------------------------------------------------------------------
  17. Remarks.

      __________________________________________________________________________

      __________________________________________________________________________
--------------------------------------------------------------------------------
  18. Signatures:


  RECEIPT IS ACKNOWLEDGED OF THE CURRENT PROSPECTUS FOR KEMPER INVESTORS FUND AND THE KILICO VARIABLE ANNUITY SEPARATE ACCOUNT. PAYMENTS AND VALUES PROVIDED BY THE CONTRACT, WHEN BASED ON INVESTMENT EXPERIENCE OF THE SUBACCOUNTS, ARE VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT.

  [_] If you want a statement of additional information please check here.

  I agree that the above statements are true and correct to the best of my knowledge and belief and are made as a basis for my application.

  By signing this application, I agree to have my prospectus updates, semi-annual and annual reports delivered on a IBM system compatible diskette.

  Otherwise, if I do not consent to the diskette delivery, I elect the following:

  [_] I wish to have prospectus updates, semi-annual and annual reports delivered by e-mail. I understand that I may incur on-line charges. My e-mail address is:_____________________ (please ensure to inform KILICO of any e-mail address changes).

  [_] I wish to have paper copies of prospectus updates, semi-annual and annual reports mailed to me.

  I understand that I may revoke my electronic consent at any time by calling 1-888-477-9700.

 ____________________________   ________________       ______________________
 Application Made at (City)     State                  Date

_______________________________________________________________       _____________________________________________________
Signature of Participant (Owner unless otherwise indicated)           Signature of Owner (If other than Participant)
---------------------------------------------------------------------------------------------------------------------------

  19. Registered Representative/Dealer Information:

  Does the owner have any existing annuity contracts or life insurance policies?
  [_] No [_] Yes (attach replacement forms as required)

  To the best of your knowledge will any existing life insurance or annuity be replaced or will values from another insurance policy or annuity (through loans, surrenders or otherwise) be used to pay premiums for the policy applied for? [_] No [_] Yes

  I certify that the information provided by the owner has been accurately recorded; current prospectuses were delivered; no written sales materials other than those approved by the Principal Office were used; and I have reasonable grounds to believe the purchase of the contract applied for is suitable for the owner. Suitability information has been obtained and filed with the broker/dealer.

                                                                                                         ___________________

  ____________________________________________    ______________________   __________________________    ___________________
  Signature of Registered Representative          Telephone Number         Social Security Number        Comm. Code
                                                                                                         ___________________

  ____________________________________________    ___________________________________________________    ___________________
  Printed Name of Registered Representative       Printed Name of Broker/Dealer                          B/D Client Acct #

  ____________________________________________________________________________  _____________________________________________
  Branch Office Street Address for Contract Delivery                            Zurich Life Representative Number

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Overnight Mail: Zurich Life Insurance Company, 200 W Monroe, Suite 200, Attn:
Lockbox Processing Dept. 5021, Chicago, IL 60606 Make check payable to:
Kemper Investors Life Insurance Company